                                                                      Exhibit 99

                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549



                                   FORM 11-K



                                 ANNUAL REPORT



                       Pursuant to Section 15(d) of the
                        Securities Exchange Act of 1934


                  For the fiscal year ended October 31, 1996, and the two months ended December 31, 1996


                        H.B. Fuller Company Thrift Plan



                              H.B. FULLER COMPANY
                  1200 Willow Lake Boulevard, P.O. Box 64683
                        St. Paul, Minnesota 55164-0683

Financial Statements and Exhibits


(a)  Financial Statements:                                        Page Number(s)

                Report of Independent Accountants                  F-1

                Statements of Financial Condition
                  as of December 31, 1996 and                      F-2  -  F-4
                  October 31, 1996 and 1995

                Statements of Income and Changes in Plan
                  Equity for the two months ended December 31,
                  1996, and the years ended October 31, 1996,      F-5  -  F-8
                  1995, and 1994

                Notes to Financial Statements                      F-9  -  F-11


(b)  Exhibits:

                Consent of Independent Accountants                 E-1

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Participants and Administrator
 of the H.B. Fuller Company Thrift Plan

In our opinion, the accompanying statements of financial condition and statements of income and changes in plan equity present fairly, in all material respects, the financial position of the H.B. Fuller Company Thrift Plan at December 31, 1996 and October 31, 1996 and 1995, and the results of its operations and the change in its plan equity for the two months ended December 31, 1996 and each of the three years in the period ended October 31, 1996 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Plan's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Minneapolis, Minnesota
April 14, 1997

                        H.B. FULLER COMPANY THRIFT PLAN
                       Statement of Financial Condition
                               December 31, 1996



                                            Company      Money                                  Small
                                            Common       Market      Index       Balanced      Company
ASSETS                                    Stock Fund      Fund        Fund         Fund      Growth Fund     Total
------                                    -----------  ----------  -----------  -----------   ----------  ------------

Investments at Fair Value:

Securities of Participating Employer -
  Common Stock of H. B. Fuller Company
  (1,710,381 shares; cost $42,457,790)    $80,387,900                                                     $ 80,387,900

Securities of unaffiliated issuers -
  Norwest Index Stock Fund
    Norwest Bank (601,755 units;
      cost $14,875,591)                                            $20,580,027                              20,580,027
  Norwest Growth Balanced Fund
    Norwest Bank (459,294 units;
      cost $9,089,003)                                                          $10,485,681                 10,485,681
  Norwest Small Company Growth Fund
    Norwest Bank (150,661 units;
      cost $4,630,254)                                                                        $4,515,304     4,515,304

Norwest Short-Term Investment
  Fund (9,121,105 units;
    cost $9,121,105)                          156,266  $8,971,952        5,055       (2,739)      (9,429)    9,121,105
                                          -----------  ----------  -----------  -----------   ----------  ------------
Total Investments                          80,544,166   8,971,952   20,585,082   10,482,942    4,505,875   125,090,017

Other Assets                                    1,075      40,800                                               41,875
                                          -----------  ----------  -----------  -----------   ----------  ------------
Total Assets                              $80,545,241  $9,012,752  $20,585,082  $10,482,942   $4,505,875  $125,131,892
                                          ===========  ==========  ===========  ===========   ==========  ============

PLAN EQUITY
-----------

Plan Equity                               $80,545,241  $9,012,752  $20,585,082  $10,482,942   $4,505,875  $125,131,892
                                          -----------  ----------  -----------  -----------   ----------  ------------
Total Plan Equity                         $80,545,241  $9,012,752  $20,585,082  $10,482,942   $4,505,875  $125,131,892
                                          ===========  ==========  ===========  ===========   ==========  ============


See accompanying Notes to Financial Statements.

                        H.B. FULLER COMPANY THRIFT PLAN
                       Statement of Financial Condition
                               October 31, 1996



                                            COMPANY       MONEY                                SMALL
                                            COMMON        MARKET       INDEX      BALANCED    COMPANY
ASSETS                                    STOCK FUND      FUND         FUND         FUND     GROWTH FUND     TOTAL
------                                    -----------  -----------  -----------  ----------   ----------  ------------
Investments at Fair Value:

Securities of Participating Employer -
  Common Stock of H. B. Fuller Company
  (1,731,735 shares; cost $42,762,044)    $72,299,949                                                     $ 72,299,949

Securities of unaffiliated issuers -
  Norwest Index Stock Fund
    Norwest Bank (591,981 units;
      cost $14,331,255)                                             $19,795,851                             19,795,851
  Norwest Growth Balanced Fund
    Norwest Bank (410,849 units;
      cost $7,908,707)                                                           $9,659,064                  9,659,064
  Norwest Small Company Growth Fund
    Norwest Bank (127,451 units;
      cost $3,922,409)                                                                        $4,044,018     4,044,018

Norwest Short-Term Investment
  Fund (7,880,965 units;
    cost $7,880,965)                          190,792  $ 7,681,056           34      10,083       (1,000)    7,880,965
                                          -----------  -----------  -----------  ----------   ----------  ------------
Total Investments                          72,490,741    7,681,056   19,795,885   9,669,147    4,043,018   113,679,847

Other Assets                                  286,880       33,647                                             320,527
                                          -----------  -----------  -----------  ----------   ----------  ------------
Total Assets                              $72,777,621  $ 7,714,703  $19,795,885  $9,669,147   $4,043,018  $114,000,374
                                          ===========  ===========  ===========  ==========   ==========  ============

PLAN EQUITY

Plan Equity                               $72,777,621  $ 7,714,703  $19,795,885  $9,669,147   $4,043,018  $114,000,374
                                          -----------  -----------  -----------  ----------   ----------  ------------
Total Plan Equity                         $72,777,621  $ 7,714,703  $19,795,885  $9,669,147   $4,043,018  $114,000,374
                                          ===========  ===========  ===========  ==========   ==========  ============


See accompanying Notes to Financial Statements.

                        H.B. FULLER COMPANY THRIFT PLAN
                       Statement of Financial Condition
                               October 31, 1995



                                            Company      Money                                 Small
                                            Common       Market       Index      Balanced     Company
ASSETS                                    Stock Fund      Fund        Fund         Fund     Growth Fund     Total
------                                    -----------  ----------  -----------  ----------     --------  -----------

Investments at Fair Value:

Securities of Participating Employer -
  Common Stock of H. B. Fuller Company
  (1,724,174 shares; cost $41,339,033)    $54,316,023                                                    $54,316,023

Securities of unaffiliated issuers -
  Norwest Index Stock Fund
    Norwest Bank (544,573 units;
      cost $12,228,760)                                            $15,068,344                            15,068,344
  Norwest Growth Balanced Fund
    Norwest Bank (401,627 units;
      cost $7,352,998)                                                          $8,534,563                 8,534,563
  Norwest Small Company Growth Fund
    Norwest Bank (31,166 units;
      cost $966,470)                                                                           $934,678      934,678

Norwest Short-Term Investment
  Fund (7,404,064 units;
    cost $7,404,064)                          276,786  $7,129,101       (1,859)         36            0    7,404,064
                                          -----------  ----------  -----------  ----------     --------  -----------
Total Investments                          54,592,809   7,129,101   15,066,485   8,534,599      934,678   86,257,672

Other Assets                                  272,052      34,788                                            306,840
                                          -----------  ----------  -----------  ----------     --------  -----------
Total Assets                              $54,864,861  $7,163,889  $15,066,485  $8,534,599     $934,678  $86,564,512
                                          ===========  ==========  ===========  ==========     ========  ===========

PLAN EQUITY
-----------

Plan Equity                               $54,864,861  $7,163,889  $15,066,485  $8,534,599     $934,678  $86,564,512
                                          -----------  ----------  -----------  ----------     --------  -----------

Total Plan Equity                         $54,864,861  $7,163,889  $15,066,485  $8,534,599     $934,678  $86,564,512
                                          ===========  ==========  ===========  ==========     ========  ===========

See accompanying Notes to Financial Statements.

                        H.B. FULLER COMPANY THRIFT PLAN
                Statement of Income and Changes in Plan Equity
                   Two-Month Period Ended December 31, 1996



                                              COMPANY      MONEY                                  SMALL
                                              COMMON       MARKET      INDEX       BALANCED      COMPANY
                                            STOCK FUND      FUND        FUND         FUND      GROWTH FUND     TOTAL
                                            -----------  ----------  -----------  -----------  -----------  ------------
Investment Income:
 Dividends                                                           $   285,005  $   271,843               $    556,848
 Interest                                   $     2,056  $   76,244                                               78,300
                                            -----------  ----------  -----------  -----------               ------------
   Total Investment Income                        2,056      76,244      285,005      271,843                    635,148

Realized Gain on the Sale and
  Distribution of Investments                   654,595                  514,636      447,455  $  496,371      2,113,057
Unrealized Appreciation / (Depreciation)
 of Investments                               8,392,205                  239,840     (353,679)   (236,559)     8,041,807
                                            -----------  ----------  -----------  -----------  ----------   ------------
   Total Fund Income                          9,048,856      76,244    1,039,481      365,619     259,812     10,790,012
                                            -----------  ----------  -----------  -----------  ----------   ------------
Contributions:
 By employees                                   432,312      74,239      294,008      148,976     110,860      1,060,395
 By participating employer                      363,989                                                          363,989
 Employee rollover                                3,098       1,354        7,494            9           -         11,955
                                            -----------  ----------  -----------  -----------  ----------   ------------

   Total Contributions                          799,399      75,593      301,502      148,985     110,860      1,436,339
                                            -----------  ----------  -----------  -----------  ----------   ------------
Cash Transferred between Funds               (1,497,890)  1,276,072     (237,828)     316,366     143,280              -
                                            -----------  ----------  -----------  -----------  ----------   ------------
Total Increase in Plan Equity                 8,350,365   1,427,909    1,103,155      830,970     513,952     12,226,351

Decreases in Plan Equity Attributed
 to Withdrawals                                (582,745)   (129,860)    (313,958)     (17,175)    (51,095)    (1,094,833)
                                            -----------  ----------  -----------  -----------  ----------   ------------
Net increase in Plan Equity                   7,767,620   1,298,049      789,197      813,795     462,857     11,131,518

Plan Equity at Beginning of Period           72,777,621   7,714,703   19,795,885    9,669,147   4,043,018    114,000,374
                                            -----------  ----------  -----------  -----------  ----------   ------------
Plan Equity at End of Period                $80,545,241  $9,012,752  $20,585,082  $10,482,942  $4,505,875   $125,131,892
                                            ===========  ==========  ===========  ===========  ==========   ============


See accompanying Notes to Financial Statements.

                        H.B. FULLER COMPANY THRIFT PLAN
                Statement of Income and Changes in Plan Equity
                          Year Ended October 31, 1996



                                              COMPANY       MONEY                                 SMALL
                                              COMMON       MARKET        INDEX      BALANCED     COMPANY
                                            STOCK FUND      FUND         FUND         FUND     GROWTH FUND     TOTAL
                                            -----------  -----------  -----------  ----------  -----------  ------------
Investment Income:
  Dividends                                 $ 1,141,463               $   238,396  $  205,629               $  1,585,488
  Interest                                       11,801  $   378,183                                             389,984
                                            -----------  -----------  -----------  ----------               ------------
     Total Investment Income                  1,153,264      378,183      238,396     205,629                  1,975,472

Realized Gain / (Loss) on the Sale
   and Distribution of Investments            1,515,165                   799,508     503,528   $  166,739     2,984,940
Unrealized Appreciation / (Depreciation)
  of Investments                             16,560,915                 2,625,012     568,792      153,401    19,908,120
                                            -----------  -----------  -----------  ----------   ----------  ------------
     Total Fund Income                       19,229,344      378,183    3,662,916   1,277,949      320,140    24,868,532
                                            -----------  -----------  -----------  ----------   ----------  ------------
Contributions:
  By employees                                3,029,227      525,706    1,738,354     875,913      526,483     6,695,683
  By participating employer, net
    of forfeitures of $77,373                 2,739,869                                                        2,739,869
  Employee rollover                              23,738      155,098       52,661      33,802       37,314       302,613
                                            -----------  -----------  -----------  ----------   ----------  ------------
     Total Contributions                      5,792,834      680,804    1,791,015     909,715      563,797     9,738,165
                                            -----------  -----------  -----------  ----------   ----------  ------------
Cash Transferred between Funds               (3,772,736)     860,403      852,842    (273,335)   2,332,826             -
                                            -----------  -----------  -----------  ----------   ----------  ------------
Total Increase in Plan Equity                21,249,442    1,919,390    6,306,773   1,914,329    3,216,763    34,606,697

Decreases in Plan Equity Attributed
  to Withdrawals                             (3,336,682)  (1,368,576)  (1,577,373)   (779,781)    (108,423)   (7,170,835)
                                            -----------  -----------  -----------  ----------   ----------  ------------
Net increase/(decrease) in Plan Equity       17,912,760      550,814    4,729,400   1,134,548    3,108,340    27,435,862

Plan Equity at Beginning of Period           54,864,861    7,163,889   15,066,485   8,534,599      934,678    86,564,512
                                            -----------  -----------  -----------  ----------   ----------  ------------
Plan Equity at End of Period                $72,777,621  $ 7,714,703  $19,795,885  $9,669,147   $4,043,018  $114,000,374
                                            ===========  ===========  ===========  ==========   ==========  ============

                See accompanying Notes to Financial Statements.

                        H.B. FULLER COMPANY THRIFT PLAN
                Statement of Income and Changes in Plan Equity
                          Year Ended October 31, 1995



                                              COMPANY      MONEY                                 SMALL
                                              COMMON       MARKET       INDEX      BALANCED     COMPANY
                                            STOCK FUND      FUND        FUND         FUND     GROWTH FUND     TOTAL
                                            -----------  ----------  -----------  ----------  -----------  -----------
Investment Income:
  Dividends                                 $ 1,069,565                                                    $ 1,069,565
  Interest                                       15,079  $  368,897                                            383,976
                                            -----------  ----------                                        -----------
     Total Investment Income                  1,084,644     368,897                                          1,453,541

Realized Gain / (Loss) on the Sale
   and Distribution of Investments              793,493              $   822,603  $  468,276      $  (639)   2,083,733
Unrealized Appreciation / (Depreciation)
  of Investments                             (3,631,797)               2,068,592     819,656      (31,792)    (775,341)
                                            -----------  ----------  -----------  ----------     --------  -----------
     Total Fund Income                       (1,753,660)    368,897    2,891,195   1,287,932      (32,431)   2,761,933
                                            -----------  ----------  -----------  ----------     --------  -----------
Contributions:
  By employees                                3,321,868     566,232    1,446,917     800,948       21,773    6,157,738
  By participating employer, net
    of forfeitures of $25,366                 2,683,804                                                      2,683,804
  Employee rollover                              88,781      32,933       77,148     122,419       13,027      334,308
                                            -----------  ----------  -----------  ----------     --------  -----------
     Total Contributions                      6,094,453     599,165    1,524,065     923,367       34,800    9,175,850
                                            -----------  ----------  -----------  ----------     --------  -----------
Cash Transferred between Funds               (2,657,740)  1,266,951      349,770     108,710      932,309            0
                                            -----------  ----------  -----------  ----------     --------  -----------
Total Increase in Plan Equity                 1,683,053   2,235,013    4,765,030   2,320,009      934,678   11,937,783

Decreases in Plan Equity Attributed
  to Withdrawals                             (2,074,740)   (880,280)    (596,367)   (383,152)           0   (3,934,539)
                                            -----------  ----------  -----------  ----------     --------  -----------
Net increase/(decrease) in Plan Equity         (391,687)  1,354,733    4,168,663   1,936,857      934,678    8,003,244

Plan Equity at Beginning of Period           55,256,548   5,809,156   10,897,822   6,597,742            0   78,561,268
                                            -----------  ----------  -----------  ----------     --------  -----------
Plan Equity at End of Period                $54,864,861  $7,163,889  $15,066,485  $8,534,599     $934,678  $86,564,512
                                            ===========  ==========  ===========  ==========     ========  ===========

See accompanying Notes to Financial Statements.

                        H.B. FULLER COMPANY THRIFT PLAN
                Statement of Income and Changes in Plan Equity
                          Year Ended October 31, 1994



                                                COMPANY      MONEY
                                                COMMON       MARKET       INDEX      BALANCED
                                               STOCK FUND     FUND         FUND        FUND        TOTAL
                                              -----------  ----------  -----------  ----------  -----------
Investment Income:
  Dividends                                   $   899,525                                       $   899,525
  Interest                                         11,562  $  222,069                               233,631
                                              -----------  ----------                           -----------
       Total Investment Income                    911,087     222,069                             1,133,156

Realized Gain on the Sale
   and Distribution of Investments                370,907              $    73,932  $   90,123      534,962
Unrealized Appreciation
  of Investments                                  908,229                  362,284      82,183    1,352,696
                                              -----------  ----------  -----------  ----------  -----------

       Total Fund Income                        2,190,223     222,069      436,216     172,306    3,020,814
                                              -----------  ----------  -----------  ----------  -----------

Contributions:
  By employees                                  3,117,555     509,983    1,271,280     707,686    5,606,504
  By participating employer, net
    of forfeitures of $46,462                   2,440,706                                         2,440,706
  Employee rollover                               407,221     342,278      240,357     382,568    1,372,424
                                              -----------  ----------  -----------  ----------  -----------
       Total Contributions                      5,965,482     852,261    1,511,637   1,090,254    9,419,634
                                              -----------  ----------  -----------  ----------  -----------
Cash Transferred between Funds                  1,306,149    (530,433)    (981,968)    206,252            -
                                              -----------  ----------  -----------  ----------  -----------
Total Increase in Plan Equity                   9,461,854     543,897      965,885   1,468,812   12,440,448

Decreases in Plan Equity Attributed
 to Withdrawals                                (2,201,480)   (427,175)    (518,803)   (664,557)  (3,812,015)
                                              -----------  ----------  -----------  ----------  -----------

Net increase in Plan Equity                     7,260,374     116,722      447,082     804,255    8,628,433

Plan Equity at Beginning of Period             47,996,174   5,692,434   10,450,740   5,793,487   69,932,835
                                              -----------  ----------  -----------  ----------  -----------
Plan Equity at End of Period                  $55,256,548  $5,809,156  $10,897,822  $6,597,742  $78,561,268
                                              ===========  ==========  ===========  ==========  ===========

See accompanying Notes to Financial Statements.

                        H.B. FULLER COMPANY THRIFT PLAN
                         NOTES TO FINANCIAL STATEMENTS


(1)  Summary of Significant Accounting Policies

The accompanying financial statements are presented on the accrual basis of accounting in accordance with generally accepted accounting principles.

The fair values of the H.B. Fuller Thrift Plan (the Plan) investments in common stock of the participating employer are based on published quotations. The fair values of investments in securities of unaffiliated issuers are based on fair values supplied by the Trustee (Norwest Bank). Realized gains or losses reflect all differences between sales proceeds and historical cost of units sold, on an average cost basis. Securities transactions are recorded on the trade date.

H.B. Fuller Company (the Employer) pays or reimburses participants for all administrative costs of the Plan.

(2)  Change in Plan Year

The Plan was amended effective December 31, 1996 to change the fiscal year of the Plan from November/October to January/December. Plan results for the two-month period, November - December 1996, are shown separately in the accompanying financial statements.

(3)  Summary Description of the Plan

H.B. Fuller Company full-time employees are eligible to participate in the Plan after six months of employment; part-time employees are eligible after twelve months. To become a participant in the Plan, an employee must agree to make contributions equal to 1% of pre-tax compensation up to a maximum of 9% of pre-tax compensation for highly compensated participants and 15% for non-highly compensated participants. In 1996, a participant could elect to contribute up to a limit of $9,500.

The Company makes contributions to employees' accounts by matching 100% of an employee's contributions, up to 3% of the employee's compensation. A participant's contribution may be invested in any combination of the following investment funds: Company Common Stock Fund, Money Market Fund, Index Fund (S&P
500), Small Company Growth Fund and Balanced Fund. A participant's investment option for past and future contributions can be changed daily, by calling the Trustee's on-line customer services.


The number of participants in each fund was as follows:    12/31/96  10/31/96  10/31/95
                                                           --------  --------  --------

     Company Common Stock Fund                                1,885     1,904     2,007
     Money Market Fund                                          642       640       696
     Index  Fund                                              1,141     1,135     1,077
     Balanced Fund                                              729       721       659
     Small Company Growth Fund                                  456       433       102


A participant's voluntary contribution percentage amount can be changed or suspended once a month, by calling the Trustee's on-line service prior to month-end. Suspensions must be made for a minimum of six months. Employer contributions to the Plan cease during the suspension period.

                        H.B. FULLER COMPANY THRIFT PLAN
                         NOTES TO FINANCIAL STATEMENTS


Participants' contributions are fully vested. Employer contributions become fully vested after five years of service or upon age 65, permanent and total disability or death. Participants who terminate employment with H.B. Fuller Company forfeit the non-vested portion of the Company's contribution to their accounts. Amounts forfeited are used to reduce subsequent Company contributions.

Benefits payable to a participant are based upon the fair market value of the vested portion of the participant's account on the valuation date immediately preceding the time for payment. Payment occurs no later than the earlier of (a) the sixtieth day following the close of the Plan year during which there occurs the later of the date the participant terminates employment, and the participant's normal retirement date; and (b) April 1 of the calendar year following the calendar year during which the participant attains age 70 1/2.
The amount of benefit paid will be 100% of the portion of the account attributable to the participant's own contributions and, if the participant is vested, the portion of the account attributable to the Company's matching contributions. Distribution of a participant's account is made in a lump sum. The investment in the Company Common Stock Fund can be withdrawn in the form of stock at the option of Plan participants.

Although it has no intention to do so, H.B. Fuller Company may, at any time, by action of its Board of Directors, terminate the Plan or discontinue contributions. Upon termination or discontinuance of contributions, all Employer contribution amounts in participant accounts will become fully vested.

(4)  Unrealized Appreciation (Depreciation) of Investments

The unrealized appreciation (depreciation) of investments was as follows:


                                                                          SMALL CO
                                COMPANY COMMON               BALANCED      GROWTH
                                  STOCK FUND    INDEX FUND     FUND         FUND          TOTAL
                                --------------- ----------   --------   ------------  -------------

Unrealized appreciation at
 October 31, 1993                $15,700,558   $  408,708  $  279,725                   $16,388,991

Change during the year
 ended October 31, 1994              908,229      362,284      82,184                     1,352,697
                                 -----------   ----------  ----------                   -----------

Unrealized appreciation at
 October 31, 1994                 16,608,787      770,992     361,909                    17,741,688

Change during the year
 ended October 31, 1995           (3,631,797)   2,068,592     819,656    $ (31,792)        (775,341)
                                 -----------   ----------  ----------    ---------      -----------

Unrealized apprec/(deprec)
 at October 31, 1995              12,976,990    2,839,584   1,181,565      (31,792)      16,966,347

Change during the year
 ended October 31, 1996           16,560,915    2,625,012     568,792      153,401       19,908,120
                                 -----------   ----------  ----------    ---------      -----------

Unrealized appreciation at
 October 31, 1996                 29,537,905    5,464,596   1,750,357      121,609       36,874,467

Change during the two-mth
 period ended Dec 31, 1996         8,392,205      239,840    (353,679)    (236,559)       8,041,807
                                 -----------   ----------  ----------    ---------      -----------

Unrealized apprec/(deprec)
 at December 31, 1996            $37,930,110   $5,704,436  $1,396,678    $(114,950)     $44,916,274
                                 ===========   ==========  ==========    =========      ===========

                        H.B. FULLER COMPANY THRIFT PLAN
                         NOTES TO FINANCIAL STATEMENTS


(5)  Realized Gains

During the two-month period ended December 31, 1996, and fiscal years ended October 31, 1996, 1995, and 1994, realized gains resulting from the sale and distribution of investments were as follows:



                                    COMPANY                                                   SMALL CO
                                    COMMON                                BALANCED             GROWTH
                                   STOCK FUND             INDEX  FUND       FUND                FUND           TOTAL
                                ---------------         -------------    ----------          ----------     -----------


Nov - Dec, 1996:
Aggregate proceeds              $     2,918,971         $     988,652    $  637,617          $  809,818     $ 5,355,058

Aggregate average cost                2,264,376               474,016       190,162             313,447       3,242,001

                                ---------------         -------------    ----------          ----------     -----------

   Realized gain                $       654,595         $     514,636    $  447,455          $  496,371     $ 2,113,057

                                ===============         =============    ==========          ==========     ===========


1996:
Aggregate proceeds              $    12,340,177         $   2,954,531    $2,391,111          $1,781,449     $19,467,268

Aggregate average cost               10,825,012             2,155,023     1,887,583           1,614,710      16,482,328

                                ---------------         -------------    ----------          ----------     -----------

    Realized gain               $     1,515,165         $     799,508    $  503,528          $  166,739     $ 2,984,940

                                ===============         =============    ==========          ==========     ===========


1995:
Aggregate proceeds              $     8,671,760         $  12,608,657    $7,902,058          $   13,726     $29,196,201

Aggregate average cost                7,878,267            11,786,054     7,433,782              14,365      27,112,468

                                ---------------         -------------    ----------          ----------     -----------

  Realized gain                 $       793,493         $     822,603    $  468,276          $     (639)    $ 2,083,733

                                ===============         =============    ==========          ==========     ===========


1994:
Aggregate proceeds              $     7,501,873         $   1,714,495    $1,908,616                         $11,124,984

Aggregate average cost                7,130,966             1,640,563     1,818,493                          10,590,022

                                ---------------         -------------    ----------                         -----------

  Realized gain                 $       370,907         $      73,932    $   90,123                         $   534,962

                                ===============         =============    ==========                         ===========



(6)  Income Taxes

The Plan is qualified under Section 401(a) and 401(k) and is exempt from federal income taxation under Section 501(a) of the Internal Revenue code of 1986, as amended.

A participant is not subject to federal income taxes on the pre-tax contribution, on the Company's matching contribution, or on the earnings of the account until a withdrawal is made or distribution is received from the account. During employment, a participant is entitled to make a withdrawal from the account upon showing financial hardship.

The Plan has been revised to meet the requirements for qualification under the 1986 revisions to the Internal Revenue code. The Company submitted the Plan to the IRS for approval during 1995 and received a favorable determination letter on November 14, 1995.

                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 2-73650) of H.B. Fuller Company of our report dated April 14, 1997 appearing on page F-1 of the Annual Report of the H.B. Fuller Company Thrift Plan which is included in this Annual Report on Form 11-K for the two months ended December 31, 1996 and the year ended October 31, 1996.



Price Waterhouse LLP
Minneapolis, Minnesota
April 14, 1997



                                      E-1